            Directors
            Don G. Hoff, Chairman
            David J. Brennan
            Robert H. Burns
            Olarn Chaipravat
            Michael J. Downey
            Robert F. Gunia
            John A. Morrell
            Douglas Tong Hsu
            David G. P. Scholfield
            Officers
            David G. P. Scholfield, President
            David J. Brennan, Vice President
            Robert F. Gunia, Vice President
            Eugene S. Stark, Treasurer
            Stephen M. Ungerman, Assistant Treasurer
            S. Jane Rose, Secretary
            Deborah A. Docs, Assistant Secretary
            Investment Manager
            Baring International Investment (Far East)
Limited
            1901 Edinburgh Tower
            15 Queen's Road Central
            Hong Kong
            Administrator
            Prudential Mutual Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077
            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171
            Independent Accountants
            Deloitte & Touche LLP
            Two World Financial Center
            New York, NY 10281-1434
            Legal Counsel
            Sullivan & Cromwell
            125 Broad Street
            New York, New York 10004
               The accompanying financial statements as of
September 30, 1996
            were not audited and, accordingly, no opinion is
expressed on them.
               This report, including the financial
statements herein, is
            transmitted to the shareholders of The Asia
Pacific Fund, Inc. for
            their information. This is not a prospectus,
circular or
            representation intended for use in the purchase
of shares of the
            Fund or any securities mentioned in this report.
                                The Asia Pacific Fund, Inc.
                                    Gateway Center Three
                                    100 Mulberry Street
                                   Newark, NJ 07102-4077
            For general information on the Fund, please call
(toll-free) Dewe
            Rogerson Inc., our shareholders servicing agent
toll-free at:
                                      (888) 4-ASIA-PAC
            044901106
    The Asia Pacific
    Fund, Inc.
------------------------------------------------------------
-------
    Semi-Annual Report
    September 30, 1996

------------------------------------------------------------
--------------------
                          The Asia Pacific Fund, Inc.
                      As of September 30, 1996 (Unaudited)
------------------------------------------------------------
--------------------
                            OUR NEW TOLL-FREE LINE:
                                1-888-4-ASIA-PAC
For further information on the Fund, please call. In addition, the Fund makes available monthly portfolio information. If you would like to receive this information please call the toll-free number indicated above.

                Statistics
-------------------------------------------
Total Net Assets               $273,180,367
Shares Outstanding               18,903,279
Equity and Equivalent
Securities                         96.8%(a)
Other                               3.2%(a)

                  Total Returns
-------------------------------------------------
                              Market
Period                       Price(b)      NAV(c)
6 months ended 9/30/96           (12.3)%     (2.8)%
1 Year ended 3/31/96               1.2%      10.1%
3 Years ended 3/31/96             18.8%      71.8%
5 Years ended 3/31/96             99.8%     116.9%
8 Years ended 3/31/96            402.1%     341.4%

               Other Information
------------------------------------------------
Ticker Symbol                                APB
Primary Exchange                            NYSE
Dividend Repurchase Program                  Yes
------------------------------------------------
Footnote section
(a) Expressed as a percentage of total
    investments.
(b) Total investment return is calculated
    assuming a purchase of common stock at the
    current market value on the first day and a
    sale at the current market value on the last
    day of each fiscal period reported.
    Dividends and distributions are assumed, for
    purposes of this calculation, to be
    reinvested at prices obtained under the
    Fund's dividend reinvestment plan. These
    calculations do not include brokerage
    commissions.
(c) This information represents the historical
    net asset value per share performance of The
    Asia Pacific Fund, Inc. ``Net asset value
    per share performance'' has been computed by
    the Investment Manager and, because it does
    not reflect market price, is not the same as
    ``total investment return.''

              Portfolio Characteristics
             (As of September 30, 1996)
-----------------------------------------------------
             Top Ten Long-Term Holdings
         (% of Total Long-Term Investments)
-----------------------------------------------------
HSBC Holdings                                    5.9%
New World Development                            5.5%
Cheung Kong Holdings                             5.2%
Sun Hung Kai Properties                          5.1%
Hutchinson Whampoa                               4.8%
Development Bank of Singapore                    3.7%
Swire-Pacific, Ltd. ``A''                        3.6%
Formosa Growth Fund                              3.1%
Malayan Banking Berhad                           2.8%
Resorts World Berhad                             2.4%


                      (PIE CHART)
------------------------------------------------------
             Long-Term Country Weightings
          (% of Total Long-Term Investments)
------------------------------------------------------
Hong Kong           39.7%    The Philippines      5.9%
Malaysia            15.9%    Taiwan               5.8%
Singapore           12.3%    Indonesia            3.5%
Thailand             8.6%    India                1.9%
Korea                6.3%    Pakistan             0.1%


-----------------------------------------------------
        Sector Breakdown: Top Ten Industries
            (% of Long-Term Investments)
-----------------------------------------------------
Banking                                         17.5%
Real Estate - Developers                        14.0%
Conglomerates                                    9.2%
Real Estate - Landlords                          8.8%
Utilities                                        8.6%
Diversified Funds                                5.0%
Telecommunications                               4.0%
Construction                                     3.3%
Electronics                                      3.0%
Leisure                                          2.7%

------------------------------------------------------------
--------------------
                        REPORT OF THE INVESTMENT MANAGER
------------------------------------------------------------
--------------------
OVERVIEW
   The momentum behind the strong gains enjoyed by the Asian markets in the first quarter of 1996 quickly evaporated in the ensuing months, with most markets losing ground in the period under review.

   The reasons for the poor markets were threefold. First, foreign investors, who had fueled the early 1996 rally, ceased their purchases as their fears grew over the outlook for US interest rates. Second, the Asian economies began to show signs of slowing. Third, a combination of factors, including a rise in the
US dollar, a sharp slowdown in the electronics industry and poorer-than-expected demand, led to a reduction in corporate earnings forecasts across the Asia
Pacific region.

PERFORMANCE
   The Fund's net asset value per share was $14.87 at March
31, 1996 and $14.45
at September 30, 1996. The New York Stock Exchange prices for these dates were
$14.25 and $12.50, respectively. The net asset value per share depreciated by
2.8% over this six-month period.

COUNTRY ALLOCATION
   Throughout the period, the Manager has maintained a substantial weighting in
Hong Kong on the belief that the market will perform strongly ahead of the handover by the British to China at midnight on June 30, 1997. The Manager has made three significant changes in country allocation over the last six months.
First, the weighting in Taiwan has been increased following the easing in tensions between China and Taiwan, and following the recent increase of Taiwan in the regional market indices. Second, a reduction in Thailand on the view that the country's current economic slowdown will be greater and more protracted than investors currently envisage. Third, an increase in Malaysia as the Manager's concerns over the country's economic outlook have abated.

Hong Kong
   The Hang Seng Index rose 8.6% during the period to close at 11902. The majority of this gain was made in the late third quarter, following the strong first-half corporate results. Furthermore, sentiment was helped by the Federal
Reserve Board's inaction in not raising interest rates in the United States over the summer; and by China's announcement of its first cut in interest rates for over two years, signaling an end to its austerity program.
The focus of the
rally was on China plays (companies with a significant portion of their profits or sales coming directly from the mainland), property and the banking sector.
The Fund benefited from this trend, with the portfolio's largest holding, HSBC
Holdings, up over 25% during the period, while strong performances also came from Sun Hung Kai Properties, New World Development and HKR
International.

   The economy has remained weak, with the government's
March forecast of 5% GDP
growth year-on-year now appearing too high. Recent trade figures --although improving from earlier in the year --have been disappointing. Better news is found with inflation, which is at a nine-year low. Property prices have shown signs of firming, as indicated by the strong over-subscription level of two recent major residential property launches.

   There have been a number of significant political developments during the period. The part-sale of Cathay Pacific Airlines to CITIC, a mainland-backed investment vehicle, reflected a growing trend of the mainland wishing to participate in Hong Kong's success post-1997. Cathay Pacific has been owned largely by the Swire group, a traditional British trading ``hong'' (company).
Currently, the selection for the new Chief Executive for Hong Kong --a post which will replace the existing Governor's role after the handover --is taking place and the winner is likely to reflect the Chinese authorities' attitudes to the territory, which the Manager feels will be conciliatory.

   The Manager continues to believe the Hong Kong market remains undervalued, due largely to concerns over political risk. With the Hong
Kong market trading
on around 14 times earnings, compared to Taiwan, for example, this divergence is likely to contract (in Hong Kong's favor). Taiwan must have similar risk to Hong Kong but is trading on 20 times earnings. The
Fund is heavily
weighted to the property and banking sectors, while China plays (companies with a significant portion of their profits or sales coming directly from the mainland) have been added to, as well.

India
   The market continued to be weak, largely because of the ongoing credit crunch. Foreign investors, who tend to influence the direction of the market, are not convinced that the coalition government has the resolve to address structural problems. The Manager is also skeptical about recent measures to boost liquidity. It is felt that there are better opportunities elsewhere in the region and the Manager has been selling out of India.

Indonesia
   The Jakarta Stock Exchange Index fell 2.0% during the period, but the market held up better than the consensus anticipated. Over the last six months the country risk for Indonesia has increased following the death of President
Suharto's wife, the heart problems of the President himself and the lack of any judicial or legal framework (or desire) for the election of a successor.
Opposition is growing and was reflected in the worst riots for twenty years in
May following the ousting of the PDI (opposition party) leader.

Korea
   Despite the ruling party's better-than-expected showing in the April National
Assembly election; an additional hike in the foreign ownership ceiling from 15% to 18% on April 1; and a further ceiling expansion on October 1 to 20%, the
Korea Official Stock Price Index shed 9.7% over the period. The sharp deterioration in the economy and, in particular, the trade balance, has been the market's driving factor. The Central Bank has responded by allowing the Won to depreciate by over 5% against the US dollar so far this year in order to maintain export competitiveness. The Manager believes this policy to be misguided and feels that Korean exports will only improve when global demand improves for its three largest (heavily cyclical) export industries of petrochemicals, steels and electronics.

Malaysia
   The Kuala Lumpur Composite Index registered an unimpressive performance in the period, dropping 1.2%. The Second Section, however --up 18.7% over the six months --enjoyed most of the activity, with local investors speculating heavily on small, theme-driven stocks. Exceptions to the above trend were found in two of the Fund's blue chip Malaysian holdings, United Engineers and Sime Darby, both of which performed relatively well.

   Previous concerns over the country's current account deficit declined as rate rises, enacted earlier in the year, began to take effect. These were reflected in the GDP figures slowing to 8.4% year-on-year in the first half of 1996, down from 9.2% year-on-year in the fourth quarter of 1995. In turn, the deceleration in import growth outpaced that of the export slowdown, leading to a sharp improvement in the trade numbers. The current account deficit is forecast to fall to 5.8% year-on-year in 1996, down from last year's level of 8.3% year-on-year.

Pakistan
   The market has been marred by political uncertainty. The
Bhutto government is
getting weaker by the day, and the economy looks precarious, especially the
Rupee, which has devalued from 34 to the US dollar to over
40. The Manager has
only a residual exposure to the market.

The Philippines
   The Philippine stock market rose 9.3% over the period.
This strong
performance, however, masks the volatility of the market, which saw a rise of
12.9% in the second quarter of 1996 and a fall of 3.2% in the third quarter. The property sector --in which the Fund is invested through Ayala Land --and banking sector led the rally.

   The economic recovery of the country continued; year-on-year GNP grew 7.1% in the first half of 1996, with the second quarter rate at 7.7%. This was primarily due to strong domestic production, particularly in the agricultural sector, combined with the strong inflow of foreign earnings from Filipino nationals abroad. Inflation fell from 11.3% year-on-year in

April to 7.9% year-on-year in August. The trade deficit, however, has worsened as imports outpaced exports. Demand for capital equipment was primarily responsible for the acceleration of imports.

Singapore
   The Straits Times Industrial Index fell 8.8% during the period. Pressures, both at the economic and corporate level, have risen in 1996. Exports also slowed dramatically, although this was largely due to the global slowdown of the electronics industry, which accounts for almost half of Singapore's total manufacturing output. Corporate earnings estimates for Singapore have been reduced from 15% to 10% on a lower level of activity in the stock market, banking and property industries. The latter has been impacted by the government's measures, early in the second quarter, to curb speculative activity in the property market. The market's primary exposure to these industries, combined with continued wage cost pressures, means that the outlook for
Singaporean equities remains dull. Finally, the hoped for recovery in the shipyard sector --to which the Fund has exposure via Keppel
Corporation --failed
to materialize, leading the stock to be a negative contributor.

Thailand
   The Stock Exchange of Thailand Index fell 14.8% over the period, with the decline accelerating in the third quarter (-11.9%). Earlier, hopes of a recovery were crushed when investors began losing confidence in the authorities' ability to manage the economy. It is now apparent that the Bank of Thailand missed its opportunity to reduce rates earlier in the year and that the high rates are impacting negatively both corporate profits and economic growth.

   The political scene has been in turmoil for much of the year. Events culminated in September with the resignation of Prime
Minister Banharn, followed
by the dissolution of Parliament on September 27. The next election is due to take place on November 15 and, if a Democrat-led coalition were to form the next government, settlement in the short term would improve sharply. However, the full effects of the slowdown have yet to be felt and the economic damage caused in recent quarters will take time to be worked out of the system; therefore, any post-election recovery is likely to be short-lived.

Taiwan
   Over the period under review, the Taiwan Weighted Index rose 29.6%, having rallied strongly in the April-June quarter (+30.3). The rally came in response to improved relations with China and news that Morgan Stanley would include
Taiwan in two of its regional indices. The economy, however, has remained sluggish in the period, although GDP did rise to 5.4% year-on-year in the second quarter, up from 5.1% year-on-year in the first quarter. The Central Bank has attempted to stimulate growth by cutting the reserve requirement no fewer than five times this year. Nevertheless, money supply has remained slow, with M2 in
August at 8.4%, below the government target of 9-14%. The trade surplus continues to remain healthy, although this trend has been driven by import slowdown rather than export strength.

OUTLOOK
   The markets are, in aggregate, inexpensive compared with their historic trading ranges. Furthermore, most South East Asian markets are at, or close to, the top of their interest rate cycles, while the Greater China sub-region (PRC,
Hong Kong, Taiwan) is already at the start of a new business cycle. Thus, earnings are less likely to disappoint consensus forecasts in the former markets and could increasingly surprise on the upside in the latter. Assuming that domestic political concerns are largely discounted already, the risks to Asia are mainly external, for example, an overly strong US dollar or a surprisingly strong oil price.

   The Asia Pacific region remains one of the world's high-quality growth stories. The current problems of the region are short-term and cyclical rather than structural and secular. As China, Europe and Japan recover, Asian trade will reaccelerate, foreign direct investment will be sustained and Asian economic and earnings growth will remain at a premium to that of the Western
World.

Baring International Investment (Far East) Limited

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Portfolio of Investments
September 30, 1996
(Unaudited)

-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
            LONG-TERM INVESTMENTS--98.5%
            Equities and Equivalents--98.3%
            Common Stocks--95.5%
            Hong Kong--38.9%
1,818,000   Cheung Kong Holdings, Ltd.     $ 13,988,051
              (Real Estate-Developers)
 762,000    China Light & Power Co., Ltd.     3,547,348
              (Utilities)
2,000,000   Cosco Pacific, Ltd.  ........     1,703,610
              (Shipping)
 850,000    Guangshen Railway(a)  .......       327,003
              (Transportation)
 180,000    Hang Seng Bank, Ltd.  .......     1,913,030
              (Banking)
3,440,000   Hong Kong Telecommunications,
              Ltd.  .....................     6,227,774
              (Telecommunications)
1,156,000   Hong Kong Land Holdings, Ltd.     2,693,480
              (Real Estate-Landlords)
 856,600    HSBC Holdings, Plc.  ........    15,895,579
              (Banking)
1,922,000   Hutchinson Whampoa, Ltd.  ...    12,924,183
              (Conglomerate)
1,736,000   Hysan Development Co., Ltd.       5,432,647
              (Real Estate-Landlords)
1,359,000   JCG Holdings, Ltd.  .........     1,221,379
              (Misc. Financial Services)
2,828,000   New World Development Co.,
              Ltd.(a)  ..................    14,847,448
              (Real Estate-Developers)
1,290,000   Sun Hung Kai Properties, Ltd.    13,720,565
              (Real Estate-Developers)
1,085,000   Swire-Pacific, Ltd. ``A''         9,716,188
              (Conglomerate)
 537,000    Television Broadcasts, Ltd.       1,996,450
              (Media)                      ------------
                                            106,154,735
                                           ------------
            India--1.9%
  16,050    Bajaj Auto, Ltd.  ...........       450,773
              (Automotive)
     250    Bombay Suburban Electric
              Supply ....................         1,211
              (Utilities)
  48,800    Crompton Greaves  ...........       226,889
              (Electrical Goods)
  12,800    Essel Packaging  ............        46,676
              (Packaging)
     100    Garden Silk Mills  ..........            52
              (Textiles)
  18,800    Grasim Industries  ..........  $    205,403
              (Textiles)
     100    Great Eastern Shipping  .....            99
              (Shipping)
     100    Gujarat Ambuja Cement  ......           825
              (Cement)
  23,850    Hindalco Industries(a)  .....       459,940
              (Aluminum)
  14,000    Hindustan Lever, Ltd.(a)  ...       321,431
              (Household Products)
  45,200    Hindustan Petroleum  ........       401,919
              (Household Products)
   4,300    Housing Development Finance         277,269
              (Misc. Financial Services)
  40,600    India Cements, Ltd.  ........       136,662
              (Building Materials &
              Components)
  60,500    Indian Petrochem  ...........       188,797
              (Chemicals)
  28,300    Indian Rayon  ...............       281,302
              (Textiles)
 246,600    Indo Gulf Fertilizers &
              Chemicals .................       243,833
              (Chemicals)
  51,500    Indo Rama Synthetics, Ltd.           45,505
              (Textiles)
  44,200    Larsen & Toubro, Ltd.  ......       287,641
              (Machinery & Engineering)
 320,000    Modern Syntex  ..............       251,332
              (Textiles)
   6,400    Ranbaxy Laboratories, Ltd.          109,195
              (Pharmaceuticals)
     100    Reliance Industries, Ltd.               534
              (Textiles)
  14,100    RPG Telecom  ................        18,391
              (Telecommunications)
   5,350    Scici, Ltd.(a)  .............         4,802
              (Shipping)
  58,800    State Bank of India  ........       416,878
              (Banking)
  59,300    Sterlite Industries(a)  .....       312,302
              (Capital Goods)
   9,600    Tata Engineering & Locomotive       120,034
              (Automobiles & Trucks)
   2,200    Tata Iron & Steel Co.  ......        10,583
              (Iron & Steel)

                                          See Notes to
Financial Statements.
                                       5

-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
            India (cont'd.)
  40,300    TVS Suzuki, Ltd.  ...........  $    414,870
              (Automobiles & Trucks)       ------------
                                              5,235,148
                                           ------------
            Indonesia--3.5%
2,082,000   Great River Industry(a)  ....     1,031,581
              (Textiles)
 383,000    Modern Photo Film  ..........     1,113,852
              (Consumer Products)
1,120,000   PT Bank Bali  ...............     2,316,243
              (Banking)
  70,000    PT Indonesia Satellite (ADR)      2,327,500
              (Telecommunications)
 885,500    Semen Gresik  ...............     2,632,464
              (Building Materials &        ------------
              Components)
                                              9,421,640
                                           ------------
            Korea--6.2%
 201,000    Cho Hung Bank Co., Ltd.  ....     2,190,073
              (Banking)
   6,686    Dongah Tire Co.(a)  .........       508,330
              (Auto Parts)
  65,000    Hanil Bank  .................       621,671
              (Banking)
 106,042    Kookmin Bank  ...............     1,887,188
              (Banking)
   5,900    Korea Chemical Co.  .........       482,143
              (Chemicals)
  85,000    Korea Electric Power Corp.        2,809,322
              (Utilities)
  88,000    Pohang Iron & Steel Co., Ltd.     4,847,458
              (Iron & Steel)
  11,095    Samsung Electro-Mechanics Co.       292,822
              (Electronics)
   2,777    Samsung Electro-Mechanics Co.
              (New)  ....................        69,257
              (Electronics) (Bonus Shrs.)
   9,433    Samsung Electronics Co.  ....       710,330
              (Electronics) (Bonus Shrs.)
  31,302    Samsung Electronics Co.,  ...     2,455,653
              (Electronics)
     578    Samsung Electronics Co.,
              (GDR)(a)  .................        28,611
              (Electronics)
     174    Samsung Electronics Co. (GDR)         6,481
              (Electronics) (Bonus Shrs.)
     327    Sejin Co.  ..................         4,592
              (Machinery)                  ------------
                                             16,913,931
                                           ------------
            Malaysia--15.6%
 826,000    Ammb Holdings Berhad  .......  $  5,998,165
              (Banking)
1,032,500   Land & General Berhad  ......     2,203,996
              (Conglomerate)
 770,000    Malayan Banking Berhad  .....     7,649,922
              (Banking)
 378,000    New Straits Times ``A''
              Berhad  ...................     1,990,823
              (Consumer Products)
1,163,000   Resorts World Berhad  .......     6,589,235
              (Leisure)
1,230,000   Sime Darby Berhad  ..........     4,073,335
              (Conglomerate)
 650,000    Telekom Malaysia Berhad  ....     5,731,557
              (Telecommunications)
 722,000    Tenaga Nasional Berhad  .....     2,535,052
              (Utilities)
 760,000    United Engineers Malaysia
              Berhad ....................     5,882,775
              (Construction)               ------------
                                             42,654,860
                                           ------------
            Pakistan--0.1%
  20,875    DG Khan Cement  .............         5,228
              (Construction)
1,435,800   Dhan Fibres(a)  .............       143,841
              (Textiles)                   ------------
                                                149,069
                                           ------------
            The Philippines--5.8%
2,062,500   Ayala Land, Inc. ``B''  .....     2,515,723
              (Real Estate-Developers)
 878,063    Cebu Shipyards & Engineering
              Works, Inc. ``B''  ........        80,995
              (Transport)
3,675,000   Filinvest Land, Inc.(a)  ....     1,330,761
              (Real Estate-Developers)
  99,178    Jardine Davies, Inc. ``B''          306,210
              (Conglomerate)
 538,045    Manila Electric Company ``B''     3,978,682
              (Utilities)
  80,000    Metro Bank & Trust Co.(a)         1,905,851
              (Banking)
  74,000    Philippine Long District          4,643,500
              Telephone (ADR)  ..........
              (Telecommunications)
 361,452    San Miguel Corp. ``B''  .....     1,184,863
              (Food & Beverage             ------------
              Manufacturing)
                                             15,946,585
                                           ------------

                                          See Notes to
Financial Statements.
                                       6

-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
            Singapore--9.9%
 246,000    Cycle & Carriage(a)  ........  $  2,673,153
              (Automobiles)
1,055,000   DBS Land  ...................     3,491,690
              (Real Estate-Developers)
 810,000    Development Bank of
              Singapore, Ltd.  ..........     9,952,415
              (Banking)
 320,000    Fraser & Neave, Ltd.  .......     3,295,455
              (Food & Beverage)
 198,000    Overseas-Chinese Banking
              Corp., Ltd.  ..............     2,376,563
              (Banking)
 550,000    Straits Steamship Land, Ltd.      1,796,875
              (Real Estate-Landlords)
 345,600    United Overseas Bank, Ltd.        3,362,727
              (Banking)                    ------------

                                             26,948,878
                                           ------------
            Taiwan--5.2%
  35,100    Advanced Semiconductor
              Engineering Inc.  .........       265,707
              (Electronics)
  29,400    China Steel(a)  .............       595,938
              (Iron & Steel)
     599    Formosa Fund(a)  ............     5,211,300
              (Diversified Funds)
 570,000    Formosa Growth Fund(a)  .....     8,265,000
              (Diversified Funds)          ------------
                                             14,337,945
                                           ------------
            Thailand--8.4%
 174,800    Advanced Info Service  ......     2,269,281
              (Telecommunications)
 230,000    Bangkok Bank Co., Ltd.  .....     3,003,993
              (Banking)
 898,438    Bank of Ayudhya, Ltd.  ......     4,099,955
              (Banking)
 122,800    Banpu Public Co., Ltd.  .....     2,686,001
              (Mining)
 130,200    Land & House Public Co., Ltd.     1,608,324
              (Real Estate-Developers)
 218,939    Regional Container Lines  ...     2,463,328
              (Shipping)
 370,000    Renown Leatherwears  ........     1,746,691
              (Misc. Materials &
              Commodities)
 117,500    Shinawatra Computer &
              Communication  ............     2,015,382
              (Telecommunications)
  75,000    Siam Cement Co., Ltd.  ......     3,056,708
              (Construction)               ------------
                                             22,949,663
                                           ------------
            Total common stocks
              (cost $219,065,399)........   260,712,454
                                           ------------
            Warrants(a)--2.3%
            Singapore--2.3%
            Keppel Corp., Ltd.
1,352,000    Expiring June 1997 @ Sing.
             $6.00......................   $  4,609,091
             (Electronics)
            United Overseas Bank, Ltd.
   440,940   Expiring June 1997 @ Sing.
             $4.01......................      1,612,813
             (Banking)                     ------------
                                              6,221,904
                                           ------------
            Thailand
  50,572(b) Thai Farmers Bank, Ltd.
              Expiring Sept. 2002 @ Thb
              68.00 .....................       135,286
              (Banking)                    ------------
            Total warrants
              (cost $3,128,635)..........     6,357,190
                                           ------------
Principal
 Amount
 (000)      Convertible Bond--0.5%
--------
            Taiwan
US$1,140    United Micro Electronics
             1.25%, 6/8/04,
             (convertible into 547.3469
             common shares per US$1,000
             principal amount until
             5/29/04)...................      1,373,700
             (Electronic Components)       ------------
             (cost $1,806,540)

            Corporate Bond--0.2%
            Hong Kong
            HKR International, Ltd.
HKD4,859     6.00%, 6/26/00.............        565,551
             (Real Estate-Developers)      ------------
              (cost $599,962)

            Total long-term investments
              (cost $224,600,536)........   269,008,895

            SHORT-TERM INVESTMENTS--3.0%
            UNITED STATES
            Repurchase Agreements
US$8,227    State Street Bank & Trust
              Co., 4.75% dated 9/30/96,
              due 10/1/96 in the amount
              of $8,228,086 (cost
              $8,227,000; collateralized
              by $6,880,000 U.S. Treasury
              Notes, 8.34% due 5/15/17,
              value including accrued
              interest-$8,392,520).......     8,227,000
                                           ------------
            Total Investments--101.5%
              (cost $232,827,536; Note
              3).........................   277,235,895

            Liabilities in excess of
              other assets--(1.5%).......    (4,055,528)
                                           ------------
            Net Assets--100%.............  $273,180,367
                                           ------------
                                           ------------

---------------
(a) Non-income producing security.
(b) Fair valued security.
ADR--American Depository Receipt
GDR--Global Depository Receipt

                                          See Notes to
Financial Statements.
                                       7

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Assets and Liabilities
September 30, 1996
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $232,827,536)........................   $277,235,895
Cash, including foreign currency (cost
  $173,993)............................        174,275
Receivable for investments sold........        843,907
Dividends and interest receivable......        561,060
Other assets...........................          4,865
                                          ------------
  Total assets.........................    278,820,002
                                          ------------
Liabilities
Payable for investments purchased......      3,645,312
Deferred Thailand capital gains tax
  liability............................      1,217,223
Accrued expenses and other
  liabilities..........................        479,887
Investment management fee payable......        178,029
Foreign withholding taxes payable......         64,433
Administration fee payable.............         54,751
                                          ------------
  Total liabilities....................      5,639,635
                                          ------------
Net Assets.............................   $273,180,367
                                          ------------
                                          ------------
Net assets comprised:
  Common stock, at par.................   $    189,033
  Paid-in capital in excess of par.....    219,583,880
                                          ------------
                                           219,772,913
Undistributed net investment income....        973,646
Accumulated net realized gains on
  investment and foreign currency
  transactions.........................      9,245,920
Net unrealized appreciation on
  investments and foreign currencies...     43,187,888
                                          ------------
Net assets, September 30, 1996.........   $273,180,367
                                          ------------
                                          ------------
Net asset value per share
  ($273,180,367 / 18,903,279 shares of
  common stock issued and
  outstanding).........................         $14.45
                                          ------------
                                          ------------

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Operations
Six Months Ended September 30, 1996
(Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $228,400)..................   $ 2,999,327
  Interest..............................       374,300
                                           -----------
    Total income........................     3,373,627
                                           -----------
Expenses
  Investment management fee.............     1,114,413
  Administration fee....................       344,139
  Custodian's fees and expenses.........       321,000
  Reports to shareholders...............       130,000
  Legal fees and expenses...............       103,000
  Directors' fees.......................        45,000
  Transfer agent's fees and expenses....        26,000
  Audit fees............................        22,000
  Registration expense..................        16,000
  Miscellaneous.........................        34,859
                                           -----------
      Total operating expenses..........     2,156,411
  Loan interest.........................       183,493
                                           -----------
  Total expenses........................     2,339,904
                                           -----------
  Net investment income.................     1,033,723
                                           -----------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions (net of
    Thailand capital gains taxes of
    $836,870)...........................    10,865,484
  Foreign currency transactions.........       (97,190)
                                           -----------
                                            10,768,294
                                           -----------
Net change in unrealized appreciation
  on:
  Investments (net of deferred foreign
    capital gains taxes of
    $1,645,597).........................   (19,687,711)
  Foreign currencies....................         9,371
                                           -----------
                                           (19,678,340)
                                           -----------
Net loss on investments and foreign
  currencies............................    (8,910,046)
                                           -----------
Net Decrease in Net Assets
Resulting From Operations...............   $(7,876,323)
                                           -----------
                                           -----------

See Notes to Financial Statements.
                                       8

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Cash Flows
(Unaudited)
----------------------------------------------------------

Increase (Decrease) in Cash
(including Foreign Currency)
Cash flows provided from operating
  activities:
  Interest received (net of foreign
    withholding taxes)..................  $     386,886
  Dividends received (net of foreign
    withholding taxes)..................      3,175,987
  Operating expenses paid...............     (2,125,073)
  Interest paid.........................       (296,164)
  Proceeds from disposition of
  short-term portfolio investments,
  net...................................      8,310,000
  Purchase of long-term portfolio
  investments...........................    (49,159,912)
  Proceeds from disposition of long-term
    portfolio investments...............     48,585,975
                                          -------------
Net cash provided from operating
  activities............................      8,877,699
                                          -------------
Cash flows provided by financing
  activities:
  Decrease in loans outstanding.........    (20,000,000)
                                          -------------
Net realized and unrealized foreign
  currency losses.......................        (87,819)
                                          -------------
Net decrease in cash....................    (11,210,120)
Cash at beginning of period.............     11,384,395
                                          -------------
Cash at end of period...................  $     174,275
                                          -------------
                                          -------------
Reconciliation of Net Decrease in Net
Assets to Net Cash (including Foreign
Currency) Provided from Operating
Activities
Net decrease in net assets resulting
  from operations.......................  $  (7,876,323)
                                          -------------
Decrease in investments.................      6,574,691
Net realized gain on investment
  transactions..........................    (10,865,484)
Net realized loss on foreign currency
  transactions..........................         97,190
Net decrease in unrealized
  appreciation..........................     19,678,340
Increase in receivable for investments
  sold..................................       (759,942)
Decrease in dividends and interest
  receivable............................        190,101
Increase in other assets................         (3,165)
Increase in payable for investments
  purchased.............................      3,566,911
Decrease in interest payable............       (112,671)
Increase in accrued expenses and other
  liabilities...........................         33,648
Decrease in deferred capital gains tax
  liability.............................     (1,645,597)
                                          -------------
  Total adjustments.....................     16,754,022
                                          -------------
Net cash provided from operating
  activities............................  $   8,877,699
                                          -------------
                                          -------------

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Changes in Net Assets
(Unaudited)
----------------------------------------------------------

                             Six Months
                                Ended         Year Ended
Increase (Decrease)         September 30,     March 31,
in Net Assets                   1996             1996
                            -------------    ------------
Operations
  Net investment
    income...............   $   1,033,723    $  1,039,399
  Net realized gain on
    investments and
    foreign currency
    transactions.........      10,768,294       4,258,763
  Net change in
    unrealized
    appreciation on
    investments and
    foreign currencies...     (19,678,340)     24,964,863
                            -------------    ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      (7,876,323)     30,263,025
                            -------------    ------------
Dividends to shareholders
  from net investment
  income.................              --        (756,008)
Net asset value of shares
  issued to shareholders
  in reinvestment of
  dividends and
  distributions..........              --          42,842
Increase in net assets
  from issuance of shares
  pursuant to rights
  offering...............              --      59,497,340
                            -------------    ------------
Total increase
  (decrease).............      (7,876,323)     89,047,199
                            -------------    ------------
Net Assets
Beginning of period......     281,056,690     192,009,491
                            -------------    ------------
End of period............   $ 273,180,367    $281,056,690
                            -------------    ------------
                            -------------    ------------

See Notes to Financial Statements.
                                       9

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------

Note 1. Accounting            The Asia Pacific Fund, Inc.
Policies                      (the ``Fund'') was incorpo-
                              rated in Maryland on June 17,
1986, as a
diversified, closed-end, management investment company. The
Fund's investment
objective is to achieve long-term capital appreciation through investment primarily in equity securities of companies in the Asia
Pacific countries.
Investment operations commenced on May 4, 1987. The
Investment Manager is an
indirect, wholly-owned subsidiary of Internationale
Nederlanden Groep N.V.

   The following is a summary of significant accounting policies followed by the
Fund in the preparation of its financial statements.

Securities Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price or reliable market quotation on the date of valuation, then investments are valued at the last bid price quoted on such date or at fair value as determined in good faith by or under the direction of the
Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United
States dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities--at the closing rate of exchange.

   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period.

   Net realized losses on foreign currency transactions of $97,190 represent net foreign exchange losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of,
among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Cash Flow Information: The Fund invests in securities and
distributes dividends
from net investment income and makes distributions from net
realized gains which
are paid in cash or are reinvested at the discretion of
shareholders. These
activities are reported in the Statement of Changes in Net
Assets and additional
information on cash receipts and cash payments is presented
in the Statement of
Cash Flows.
                                       10

   Accounting practices that do not affect reporting activities on a cash basis include, among other things, the carrying of investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as ``Cash, including foreign currency'' in the Statement of
Assets and Liabilities.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains in excess of net capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's intention to continue to meet the requirements of the
U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
Therefore, no federal
income tax provision is required.

   Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2:
Determination,
Disclosure and Financial Statement Presentation of Income,
Capital Gain, and
Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gains on investments and foreign currency transactions by $97,190 for differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and withholding taxes. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Investment            The Fund has a manage-
Management and                ment agreement with Bar-
Administration                ing International Invest-
Agreements                    ment (Far East) Limited
                              (the ``Investment Manager'')
and an administration
agreement with Prudential Mutual Fund Management LLC (the
``Administrator'').

   The investment management fee is computed weekly and payable monthly at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million based upon average net assets at the end of each week. The administration fee is also computed weekly and payable monthly at an annual rate of 0.25% of the Fund's average weekly net assets.

   Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical and accounting services for the Fund.
Both the Investment
Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and sales of
Securities                    investment securities, other
                              than short-term investments,
for the six months
ended September 30, 1996 aggregated $52,726,823 and
$50,182,788, respectively.

   The United States federal income tax basis of the Fund's investments at
September 30, 1996 was $232,841,927 and, accordingly, net unrealized appreciation for federal income tax purposes was $44,393,968 (gross unrealized appreciation--$57,618,589; gross unrealized depreciation-- $13,224,621).

   For federal income tax purposes, the Fund has a capital loss carryforward at
March 31, 1996 of approximately $1,645,900, which will expire in 2004.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Note 4. Borrowings            The Fund has a credit
                              agreement with an unaffiliated
bank. The borrowing
limitation under this agreement is $70,000,000. Drawings may be made for periods of one, two or three months and interest is accrued daily and payable at the end of the loan period. At September 30, 1996, the Fund had no loan balance outstanding. The loan of $20,000,000 outstanding at the beginning of the period had an interest rate of approximately 5.79% and matured on May 28, 1996. The average loan balance outstanding during the period ended September 30, 1996 was approximately $6,229,000.

Note 5. Capital               There are 20 million shares
                              of $0.01 par value common
stock authorized. Of the
18,903,279 shares outstanding at September 30, 1996, Baring
Asset Management
(Asia), Ltd., an affiliate of the Investment Manager, owned
21,809 shares.
During the year ended March 31, 1996, the Fund issued 2,890 shares in connection with the reinvestment of dividends and distributions and issued 4,725,097 shares in connection with a rights offering of the Fund's shares.

------------------------------------------------------------
--------------------
THE ASIA PACIFIC FUND, INC.
Financial Highlights
(Unaudited)
------------------------------------------------------------
--------------------

                                                Six Months
                                                   Ended
Year Ended March 31,
                                               September 30,
--------------------------------------------------------
Per Share Operating Performance:                   1996
1996        1995        1994        1993        1992
                                               -------------
--------    --------    --------    --------    --------
Net asset value, beginning of period........     $   14.87
$  13.55    $  16.29    $  13.11    $  13.23    $  14.20
                                               -------------
--------    --------    --------    --------    --------
Net investment income (loss)................          0.05
0.05       --          (0.05)       0.10        0.10
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions..............................         (0.47)
1.91        0.38        7.41        1.83        1.40
                                               -------------
--------    --------    --------    --------    --------
Total from investment operations............         (0.42)
1.96        0.38        7.36        1.93        1.50
                                               -------------
--------    --------    --------    --------    --------
Less dividends and distributions:
Dividends to shareholders from net
  investment income.........................        --
(0.04)      (0.02)      --          (0.09)      (0.13)
Distributions paid to shareholders from
  realized gains on investments and foreign
  currencies................................        --
--          (3.10)      (3.30)      (1.65)      (2.34)
                                               -------------
--------    --------    --------    --------    --------
Total dividends and distributions...........        --
(0.04)      (3.12)      (3.30)      (1.74)      (2.47)
                                               -------------
--------    --------    --------    --------    --------
Capital charge in respect of issuance of
  shares....................................        --
(0.60)      --          (0.88)      (0.31)      --
                                               -------------
--------    --------    --------    --------    --------
Net asset value, end of period..............     $   14.45
$  14.87    $  13.55    $  16.29    $  13.11    $  13.23
                                               -------------
--------    --------    --------    --------    --------
                                               -------------
--------    --------    --------    --------    --------
Market value, end of period.................     $  12 1/2
$ 14 1/4    $ 14 1/8    $ 17 3/4    $ 14 5/8    $ 15 1/2
                                               -------------
--------    --------    --------    --------    --------
                                               -------------
--------    --------    --------    --------    --------
Total investment return(a)..................       (12.28)%
1.16%      (3.65)%     44.31%       5.68%      34.37%
                                               -------------
--------    --------    --------    --------    --------
                                               -------------
--------    --------    --------    --------    --------
Ratios to Average Net Assets:
Expenses (including loan interest
  expense)..................................
1.71%(c)       1.58%       2.06%       2.37%       2.57%
2.19%
Expenses (excluding loan interest
  expense)..................................
1.57%(c)       1.53%       1.72%       1.72%       1.93%
1.92%
Net investment income (loss)................
 .75%(c)       0.43%         --       (0.33)%      0.76%
0.70%
Supplemental Data:
Average net assets (000 omitted)............     $ 273,701
$242,487    $214,527    $193,116    $120,112    $119,552
Portfolio turnover..........................            19%
23%         48%        101%        105%         63%
Net assets, end of period (000 omitted).....     $ 273,180
$281,057    $192,009    $228,374    $145,647    $116,831
Total debt outstanding at end of period
  (000 omitted).............................     $      --
$ 20,000       --       $ 40,000    $ 26,000    $  6,822
Asset coverage(b)...........................     $      --
$ 15,053       --       $  6,709    $  6,602    $ 18,126
Average commission rate paid per share......     $  0.0131
$ 0.0150         N/A         N/A         N/A         N/A

---------------
 (a) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
     These calculations do not include brokerage commissions. Total returns for periods of less than a full year are not annualized.
 (b) Per $1,000 of debt outstanding.
 (c) Annualized.
     Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

See Notes to Financial Statements.
                                       13

                         Supplemental Proxy Information

   The Annual Meeting of Shareholders of The Asia Pacific
Fund, Inc. (the
``Fund'') was held on Tuesday, July 2, 1996 at the offices of Prudential
Securities Incorporated, One Seaport Plaza, New York, New
York. The meeting was
held for the following purposes:

(1)  To elect three Directors to serve as follows:
                   Director                   Class
Term          Expiring
        ------------------------------        -----
--------        --------
        Olarn Chaipravat                       II
3 years          1999
        Michael J. Downey                      II
3 years          1999
        John A. Morrell                        II
3 years          1999
        Directors whose term of office continued beyond this
meeting are David J.
        Brennan, Robert H. Burns, Robert F. Gunia, Don G.
Hoff, Douglas Tong Hsu and
        David G.P. Scholfield.
(2)     To approve an amendment to the Articles of
Incorporation to increase the
        authorized Common Stock of the Fund.
(3)     To authorize the Board of Directors to approve from
time to time the
        investments by the Fund in additional Asian
countries (excluding Japan).*
(4)     To ratify the selection of Deloitte & Touche LLP as
independent public
        accountants for the fiscal year ending March 31,
1997.
(5)     To transact such other business as may properly come
before the meeting or
        any adjournment thereof.
        The results of the proxy solicitation on the above
matters were as follows:

             Director/Matter         Votes for     Votes
against     Votes withheld     Abstentions
        -------------------------    ----------    ---------
-----    ---------------    ------------
(1)     Olarn Chaipravat              9,167,480          --
181,098             --
        Michael J. Downey             9,187,378          --
161,200             --
        John A. Morrell               9,167,708          --
180,870             --
(2)     Amendment to Articles of
        Incorporation                 8,706,741
486,459            155,379             --
(3)     Authorization to invest
        in additional countries       7,489,393
179,628            494,878             --
(4)     Deloitte & Touche LLP         9,248,143
44,594              --              55,841
(5)     There was no other business voted upon at the Annual
Meeting of Shareholders.

* The meeting was adjourned until July 24, 1996 with respect to this proposal.

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